Filed pursuant to Rule 497(a)

Registration No. 333-265951

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer (Ticker):	Bain Capital Specialty Finance Inc. (“BCSF”)

Tenor:	5-Year

Maturity Date:	March 15, 2030

Announced Size:	$300 Million

IPTs:	T + 220 bps area

Expected Ratings (Outlooks)*:	Moody’s: Baa3 (Stable) Fitch: BBB- (Stable KBRA: BBB (Stable)

Format:	SEC Registered

Ranking:	Sr Unsecured Note

Settlement:	T+5 (February 6, 2025)

Coupon Type:	Fixed

Change of Control:	100%

Optional Redemption:	Make Whole Call
Par Call: 1 month prior to maturity

Active Book Runner(s):	SMBC (B&D), WFS, BNPP, SANTUS

Use of Proceeds:	To repay outstanding secured indebtedness and for general corporate purposes

Denominations:	$2,000 x $1,000

Timing:	Today’s Business

Sale into Canada:	Yes – via exemption

CUSIP / ISIN:	05684BAD9 / US05684BAD91

*

A rating is not a recommendation to purchase, hold or sell securities, and such rating does not address market price or suitability for a particular investor and may be subject to suspension, reduction or withdrawal at any time.

The issuer has filed a registration statement including a prospectus and a prospectus supplement with the Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus and prospectus supplement in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the prospectus supplement if you request them by calling SMBC Nikko Securities America, Inc. at 1-212-224-5135, Wells Fargo Securities, LLC at 1-800-645-3751, BNP Paribas Securities Corp. at 1-800-854-5674, or Santander US Capital Markets LLC at 1-855-403-3636.

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